UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2018

INNERWORKINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52170 (Commission File Number)	20-5997364 (I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 850 Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(312) 642-3700 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02     Results of Operations and Financial Condition.*

On August 14, 2018, InnerWorkings, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended June 30, 2018. A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.05.     Costs Associated with Exit or Disposal Activities

The information set forth in Item 8.01 is incorporated by reference into this Item 2.05.

Item 8.01.     Other Material Events

On August 10, 2018, the Company approved a plan to reduce the Company's cost structure while driving returns for its clients and shareholders. The plan was adopted as a result of the Company’s determination that its selling, general and administrative costs were disproportionately high in relation to its revenues and gross profit. The plan is expected to be completed by the end of 2019.

The Company expects to record total pre-tax cash restructuring charges of $8.0 to $10.0 million, the majority of which will be recorded during 2018. These cash charges are expected to include approximately $6.0 to $8.0 million for employee-related costs (including employee severance and related costs) and approximately $2.0 million for lease and contract termination and other associated costs. Where required by law, the Company will consult with each of the affected countries’ local Works Councils prior to implementing the plan. The Company currently does not expect to record non-cash charges in connection with the plan.

Additional information regarding the plan is disclosed in the Company’s press release issued on August 14, 2018, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated August 14, 2018.

*The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: August 14, 2018	By:	/s/ Charles D. Hodgkins III
	Name:	Charles D. Hodgkins III
	Title:	Interim Chief Financial Officer